UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2011

SKYPEOPLE FRUIT JUICE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-32249	98-0222013
(Commission File Number)	(IRS Employer Identification No.)

16F, National Development Bank Tower , No. 2, Gaoxin 1st Road, Xi’an, China	710075
(Address of Principal Executive Offices)	(Zip Code)

011-86-29-88386415
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2011, pursuant to the approval of the board of directors of SkyPeople Fruit Juice, Inc., a Florida corporation (the “Company”), the Company enter into an indemnification agreement (each an “Indemnification Agreement” and collectively, the “Indemnification Agreements”) with each of its directors and its chief financial offer, including Yongke Xue, Spring Liu, Xiaoqin Yan, Guolin Wang, John W. Smagula and Norman Ko (each an “Indemnitee”), in the form attached hereto as Exhibit 10.1 and incorporated herein by reference.

Under each Indemnification Agreement, the Company agreed to indemnify each Indemnittee against liability arising out of the individual’s performance of his duties to the Company. The Indemnification Agreement provides indemnification in addition to the indemnification provided by the Company’s By-law, Articles of Incorporation and  applicable law. Among other things, the Indemnification Agreement indemnifies each director and officer for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by him in any action or proceeding, including any action by or in the right of the Company arising out of his service to the Company or to any other entity to which he provides services at  the Company’s request. In addition,  the Company agrees to advance expenses he may spend as a result of any proceeding against him as to which he could be indemnified.

The description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the indemnification agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 11, 2011 the Board of Directors of the Company approved and adopted an amendment to the Article VII of the Company’s Bylaws regarding indemnification of the Company’s directors and officers to (a) eliminate the prohibition against a  person covered by Article VII (a “Covered Person”) seeking a judicial determination as to the availability of indemnification as to him or her, and (b) clarify that Article VII of the Bylaws is not intended to be the exclusive means to provide indemnification to a Covered Person and that the Company intends to indemnify each Covered Person to the fullest extent permitted under applicable law. Article VII of the Bylaw, as amended and restated, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits

3.1 10.1	Amendment of Article VII of the By-law Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      July 13, 2011

SKYPEOPLE FRUIT JUICE, INC.

By: /s/ SPRING LIU
       Spring Liu
       Chief Financial Officer